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                                                                    EXHIBIT 23.4


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated
March 12, 1998, relating to the consolidated financial statements and schedules of Transcontinental Realty Investors, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

We also consent to the references to us under the caption "Experts" in the Prospectus.


                                             /s/ BDO SEIDMAN, LLP
                                             --------------------
                                                 BDO Seidman, LLP


Dallas, Texas
December 2, 1998